UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2014

ZALICUS INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51171	04-3514457
(Commission File No.)	(IRS Employer Identification No.)

245 First Street

Third Floor

Cambridge, MA 02142

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (617) 301-7000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 2, 2014, Zalicus Inc. (“Zalicus”) consummated the sale of Zalicus’ combination High Throughput Screening platform (the “cHTS Business”) and certain assets and liabilities related to the cHTS Business to Horizon Discovery Limited, an English private limited company, and Horizon Discovery Inc., a privately held Delaware corporation (together, the “Horizon Discovery Group”), pursuant to the Asset Purchase Agreement (the “Purchase Agreement”), dated as of May 14, 2014, with the Horizon Discovery Group (such transaction, the “Purchase”). Under the terms of the Purchase Agreement, at the closing of the transaction, Zalicus received $8.0 million from the Horizon Discovery Group, plus $0.5 million as a closing adjustment for net working capital, subject to further specified adjustments post-closing for net working capital.

The foregoing description of the Purchase and the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Zalicus on May 15, 2014 and is incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger between Zalicus and EPIRUS Biopharmaceuticals, Inc. (“Epirus”) and related matters involving Zalicus and Epirus. This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. In connection with the proposed transaction between Zalicus and Epirus, Zalicus filed a Registration Statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) on May 8, 2014, as amended by Amendment No. 1 filed with the SEC on June 4, 2014 (together, the “Registration Statement”), containing a joint proxy statement/prospectus. These materials are not yet final and may be further amended. The Registration Statement contains important information about Zalicus, Epirus, the transaction between Zalicus and Epirus and related matters. Zalicus and Epirus will mail or otherwise deliver the definitive joint proxy statement/prospectus to their respective stockholders when it becomes available. Investors and security holders of Zalicus and Epirus are urged to read carefully the joint proxy statement/prospectus relating to the merger (including any amendments or supplements thereto) in its entirety, because it contains important information about the proposed transaction.

Investors and security holders of Zalicus will be able to obtain free copies of the definitive joint proxy statement/prospectus for the proposed merger (when it is available) and other documents filed with the SEC by Zalicus through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders of Zalicus will be able to obtain free copies of the definitive joint proxy statement/prospectus for the proposed merger (when it is available) by contacting Zalicus, Attn: Justin Renz, jrenz@zalicus.com. Investors and security holders of Epirus will be able to obtain free copies of the definitive joint proxy statement/prospectus for the merger by contacting Epirus, Attn: Edward Scott, escott@epirusbiopharma.com.

Zalicus and Epirus, and their respective directors and certain of their executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the agreement between Zalicus and Epirus. Information regarding Zalicus’ directors and executive officers is contained in Zalicus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on March 14, 2014 (as amended by Form 10-K/A which was filed with the SEC on April 30, 2014), the Registration Statement, and will also be available in the definitive joint proxy statement/prospectus that will be filed by Zalicus with the SEC in connection with the proposed transaction. Information regarding Zalicus’ directors and officers and a more complete description of the interests of Epirus’ directors and officers in the proposed transaction is available in the Registration Statement. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/ PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.

Cautionary Statement Regarding Forward-Looking Statements

Any statements made herein relating to future financial or business performance, conditions, plans, prospects, trends, or strategies and other financial and business matters are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, when or if used in Form 8-K, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to Zalicus or its management, before or after the aforementioned merger, may identify forward-looking statements. Zalicus caution that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Further information on the factors and risks that could affect Zalicus’ business, financial conditions and results of operations are contained in Zalicus’ filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov. The forward-looking statements represent the estimates of Zalicus as of the date hereof only, and Zalicus specifically disclaims any duty or obligation to update forward-looking statements.

Other risks and uncertainties are more fully described in Zalicus’ Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC, and in other filings that Zalicus makes and will make with the SEC in connection with the proposed transactions, including the proxy statement described above under “Important Additional Information will be Filed with the SEC.” Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made herein speak only as of the date stated herein, and subsequent events and developments may cause our expectations and beliefs to change. While we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date after the date stated herein.

Item 2.02	Results of Operations and Financial Condition.

The information set forth in Item 2.01 regarding the consummation of the Purchase pursuant to the Purchase Agreement and the information set forth in Item 9.01 regarding the required unaudited pro forma condensed financial statements of Zalicus as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013 are incorporated by reference into this Item 2.02.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro forma Financial Information

The Zalicus Inc. Unaudited Pro Forma Condensed Financial Information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zalicus Inc.

	By:	/s/ Justin A. Renz
		Name:	Justin A. Renz
		Title:	Executive Vice President and
Chief Financial Officer

Dated: June 6, 2014

Index to Exhibits

Exhibit No.	Description

99.1	Zalicus Inc. Unaudited Pro Forma Condensed Financial Statements